FREMONT MUTUAL FUNDS

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       SUPPLEMENT DATED AUGUST 31, 1998 TO PROSPECTUS DATED MARCH 1, 1998
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     As of  August  1,  1998,  the  following  changes  have  been  made  to the management structure within Fremont Investment Advisors, Inc. (the "Advisor"):

FREMONT GLOBAL FUND

     Peter F. Landini has passed the Chairmanship of the Fremont Asset Allocation Committee, which oversees the management of the Fremont Global Fund, onto Albert W. Kirschbaum. Mr. Landini will remain on the committee as a member.

FREMONT GROWTH FUND

     The Fremont Growth Fund's objective has not changed. The Advisor has developed a new strategy to achieve the Fund's objective, which is to provide growth of capital over the long term. The securities in the Fund's portfolio are selected mainly from a universe of the 2,000 largest publicly traded U.S. corporations. Central to the strategy is the use of a computer model that emphasizes stocks with characteristics which are believed to enhance total return. These characteristics include above average expectations for future earnings and reasonable pricing.

     The portfolio management team for the Fremont Growth Fund will be led by W. Kent Copa and will include Debra L. McNeill and Peter F. Landini. Mr. Kosecoff will concentrate his efforts in other areas of the organization.

FREMONT SELECT FUND

     The portfolio management team for the Fremont Select Fund will be led by John B. Kosecoff and will include Debra L. McNeill and Jeffrey J. Embersits.

     Jeffrey J. Embersits is the Associate Portfolio Manager/Senior Fundamental Analyst to the Fremont Select Fund. Mr. Embersits earned his B.A. from Wesleyan University and his M.B.A. from International Management Development Institute in Switzerland. He was previously employed as the Business Development Manager at Oracle Corporation from May 1998 until July 1998. From May 1994 to April 1998, he was Principal and Portfolio Manager with Shareholder Value Management LLC in Foster City, California. Mr. Embersits also was a Consultant with Siemens Corporation in New York from March 1991 to April 1994, responsible for Strategy and Business Development.

     For a discussion of the business experience of John B. Kosecoff, please refer to the Growth Fund section of the prospectus.

     For a discussion of the business experience of Debra L. McNeill, Associate Portfolio Manager/Senior Quantitative Analyst, please refer to the Select Fund section of the prospectus.

     Mr.   Landini  will   concentrate   his  efforts  in  other  areas  of  the
organization.

                                                                          (over)

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

     The Board of Directors of Fremont Mutual Funds, Inc. has approved a new sub-advisor for the Fremont California Intermediate Tax-Free Fund. The new sub-advisor is Rayner Associates, Inc. ("Rayner"), located at 655 Redwood Hwy., Suite 370, Mill Valley, California.

     Rayner is an independent, California-registered investment advisor founded in 1977. Its principal business is providing investment management services, managing over $200 million in investment securities and administering over 130 institutional and individual accounts. The firm's principal executive officers are Arno A. Rayner, president, and William C. Williams, vice president. Mr. Rayner and Mr. Williams have been with Rayner since inception, and September 1989, respectively.

     Rayner concentrates on acquiring investment grade municipal bonds that are attractively priced. To enhance returns, they analyze changes in the yield curve, identify bonds that may be upgraded by the rating agencies and watch for undervalued sectors in the market.

     As compensation for its services, the Advisor (not the Fund) pays the Sub-Advisor an annual fee equal to 0.20% of the Fund's average daily net assets managed by the Sub-Advisor. The Advisor reserves day-to-day authority to increase or decrease the amount of Fund's assets managed by Rayner.

     Fremont Mutual Funds, Inc. and the Advisor have received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund in the future from the provisions of the 1940 Act that require the shareholders of the Fund to approve the Fund's sub-advisory agreement(s) and any amendments thereto. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and, thus, automatically terminated), and modify sub-advisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor will have greater flexibility in managing sub-advisors, and shareholders will save the considerable expense involved in holding shareholder meetings and soliciting proxies. The Advisor may in its discretion manage all or a portion of the Fund's portfolio with or without the use of a sub-advisor.

OTHER CHANGES

     As of June 22, 1998, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri, 64105, is the new custodian for Fremont Mutual Funds, Inc.

     National Financial Data Services ("NFDS") has moved to a new location. Their street address is now 330 W. 9th Street, Kansas City, Missouri, 64105. The P.O. Box address listed on the "Telephone Numbers and Addresses" page of the Prospectus is still in effect for transactions by mail.

     NFDS currently serves as the Funds' Transfer Agent through a sub-delegation from Fremont Investment Advisors, Inc. by way of State Street Bank and Trust Company. Effective October 5, 1998, NFDS will serve as the Funds' Transfer Agent directly. This change in status will not affect any of the procedures currently in place relating to purchases, redemptions, exchanges, shareholder communications or other shareholder services.